Exhibit 10.5

EXECUTION COPY

AMENDED AND RESTATED

DECLARATION OF TRUST

CAPMARK TRUST

Dated as of March 23, 2006

i

SECTION 8.2.	Liquidation Distribution Upon Dissolution and Termination of the Trust	46

ARTICLE IX

LIMITATION OF LIABILITY OF
HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

SECTION 9.1.	Liability	46
SECTION 9.2.	Exculpation	47
SECTION 9.3.	Fiduciary Duty	47
SECTION 9.4.	Indemnification	48
SECTION 9.5.	Outside Businesses	50

ARTICLE X

ACCOUNTING AND TAX MATTERS

SECTION 10.1.	Fiscal Year	51
SECTION 10.2.	Certain Accounting Matters; Returns and Information	51
SECTION 10.3.	Banking	52
SECTION 10.4.	Withholding	52
SECTION 10.5.	Treatment as Grantor Trust for Federal Income Tax Purposes	52

ARTICLE XI

AMENDMENTS AND MEETINGS

SECTION 11.1.	Amendments of this Declaration of Trust	53
SECTION 11.2.	Meetings of the Holders of Trust Securities; Action by Written Consent	55

ARTICLE XII

REPRESENTATIONS OF PROPERTY TRUSTEE
AND DELAWARE TRUSTEE

SECTION 12.1.	Representations and Warranties of Property Trustee	56
SECTION 12.2.	Representations and Warranties of Delaware Trustee	57

ARTICLE XIII

MISCELLANEOUS

SECTION 13.1.	Notices	58
SECTION 13.2.	Governing Law	59
SECTION 13.3.	Headings	59
SECTION 13.4.	Successors and Assigns	59

SECTION 13.5.	Partial Enforceability	59
SECTION 13.6.	Counterparts	59

EXHIBIT A-1	Form of Trust Preferred Security Certificate
EXHIBIT A-2	Form of Trust Common Security Certificate
EXHIBIT B	Form of Institutional Accredited Investor Certificate

CROSS-REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as amended	Section of Declaration of Trust

310(a)	6.3(a)
310(b)	6.3(c)
310(c)	Inapplicable
311(a)	2.2(b)
311(b)	2.2(b)
311(c)	Inapplicable
312(a)	2.2(a)
312(b)	2.2(b)
313	2.3
314(a)	2.4
314(b)	Inapplicable
314(c)	2.5
314(d)	Inapplicable
314(f)	Inapplicable
315(a)	3.9(b)
315(c)	3.9(a)
315(d)	3.9(a)
316(a)	2.6(a)
316(c)	3.6(e)

*                                         This Cross-Reference Table does not constitute part of the Declaration of Trust and shall not affect the interpretation of any of its terms or provisions.

v

AMENDED AND RESTATED

DECLARATION OF TRUST
OF
CAPMARK TRUST

March 23, 2006

AMENDED AND RESTATED DECLARATION OF TRUST (the “Declaration of Trust”) dated and effective as of March 23, 2006 by and among GMAC Commercial Holding Corp., a Nevada corporation (the “Company”), as Sponsor, and John F. Weaver, Marc A. Fox and Peter O’Hara, as the initial Regular Trustees, Law Debenture Trust Company of New York, as the initial Property Trustee and Deutsche Bank Trust Company Delaware, as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, Deutsche Bank Trust Company Americas, as Agent (the “Agent”), and by the Holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration of Trust.

WHEREAS, certain of the Trustees and the Sponsor established Capmark Trust  (the “Trust”), a trust under the Statutory Trust Act, pursuant to a Declaration of Trust dated as of March 16, 2006 (the “Original Declaration”) and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 16, 2006, for the sole purpose of issuing and selling certain securities representing undivided beneficial ownership interests in the assets of the Trust, investing the proceeds thereof in a certain Debenture issued by the Company and engaging in only those activities necessary or incidental thereto; and

WHEREAS, all of the parties hereto, by this Declaration of Trust, wish to amend and restate each and every term and provision of the Original Declaration.

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration of Trust constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust shall be held in trust for the benefit of the Holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration of Trust.

ARTICLE I

INTERPRETATION AND DEFINITIONS

SECTION 1.1.                                                                       Interpretation and Definitions.

Unless the context otherwise requires:

(A)                              capitalized terms used in this Declaration of Trust but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

(B)                                all references to “the Declaration of Trust” or “this Declaration of Trust” are to this Declaration of Trust as modified, supplemented or amended from time to time;

(C)                                all references in this Declaration of Trust to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration of Trust unless otherwise specified;

(D)                               unless otherwise defined in this Declaration of Trust, a term defined in the Trust Indenture Act has the same meaning when used in this Declaration of Trust;

(E)                                 a reference to the singular includes the plural and vice versa; and

(F)                                 a term used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such term in the Indenture.

 “Additional Interest” has the meaning set forth in the Indenture.

 “Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly controls or is controlled by, or is under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means the Person named as the “Agent” in the first paragraph of this Declaration of Trust, solely in its capacity as such and not in its individual capacity, until a successor Agent shall have become such pursuant to the applicable provisions of this Declaration of Trust, and thereafter “Agent” shall mean or include each Person who is then an Agent hereunder.

 “Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Bridge Loan Agreement” means the bridge loan agreement, dated as of March 23, 2006, among GMAC Commercial Holding Corp., the lending institutions from time to time parties thereto, J.P. Morgan Securities Inc., as Syndication Agent, Credit Suisse, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners, L.P. and The Royal Bank of Scotland plc, as Documentation Agents, and Citibank, N.A., as Administrative Agent.

“Business Day” means any day other than a Saturday or Sunday and that is not a day on which banking institutions generally in The City of New York are authorized or obligated by law or executive order to be closed.

“Calculation Agency Agreement” means that certain calculation agency agreement dated the date hereof by and among the Company, the Trust and the Calculation Agent.

“Calculation Agent” means Deutsche Bank Trust Company Americas, its successor and assigns, or such other institution appointed to such capacity by the Company.

“Certificate” means a Trust Common Security Certificate or a Trust Preferred Security Certificate.

 “Closing Date” means the date on which the Trust Preferred Securities and the Securities are initially issued and sold.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Commission” means the Securities and Exchange Commission.

“Company” means the Person named as the “Company” in the recitals hereto until a successor corporation shall have become such pursuant to the applicable provisions of this Declaration of Trust, and thereafter “Company” shall mean such successor corporation.

“Company Indemnified Person” means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, director, shareholder, member, partner, employee, representative or agent of the Trust or any of its Affiliates.

“Corporate Trust Office” means the principal corporate trust office of the Property Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 767 Third Avenue, 31st Floor, New York, NY 10017, Attention: Corporate Trust Administration, Telecopy: (212) 750-1361.

“Covered Person” means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust’s Affiliates and (b) any Holder of Trust Securities.

“Creditor” has the meaning set forth in Section 4.2(c) hereof.

“Debenture” means the Floating Rate Junior Subordinated Debenture due  March 23, 2046 dated as of March 23, 2006, issued pursuant to the Indenture.

“Debenture Issuer” means GMAC Commercial Holding Corp., in its capacity as issuer of the Debentures under the Indenture.

“Debenture Trustee” means Law Debenture Trust Company of New York, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

“Declaration of Trust” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more declarations of trust supplemental hereto entered into pursuant to the applicable provisions hereof.

“Delaware Trustee” has the meaning set forth in Section 6.2 hereof.

“Direct Action” has the meaning specified in Section 3.8(e).

“Distribution” means a quarterly distribution in an amount equal to an annual rate equal to 3-Month LIBOR plus a margin equal to 2.30% to but not including March 23, 2011 and thereafter at an annual rate equal to 3-Month LIBOR plus a margin equal to 3.30%, accumulating from the Closing Date or from the most recent Distribution Payment Date to which Distributions have been paid or duly provided for on the stated liquidation amount of each Trust Security, subject to Section 3.11 of the Indenture.  Distributions shall accumulate and compound quarterly if Distributions are not paid on the scheduled Distribution Payment Date at the same rate as Distributions accumulate for that period.  The amount of Distribution payable for a Distribution Period shall be computed by multiplying the annual rate in effect for the Distribution Period or portion thereof in respect of which the Distribution is made by a fraction, the numerator of which will be the actual number of days in such Distribution Period (or a portion thereof) (determined by including the first day thereof and excluding the last day thereof) and the denominator of which will be 360, and multiplying the product obtained thereby by the liquidation amount of the Trust Securities.

“Distribution Payment Date” means January 15, April 15, July 15 and October 15, commencing on July 15, 2006.

“Distribution Period” means each period from and including a Distribution Payment Date (or the Closing Date in the case of the first Distribution Period) to, but not including, the next succeeding Distribution Payment Date.

“Exchange Act” means the Securities Exchange Act of 1934 or any successor statute thereto, in each case as amended from time to time.

“Fiduciary Indemnified Person” has the meaning set forth in Section 9.4(b) hereof.

“Fiscal Year” has the meaning set forth in Section 10.1 hereof.

“Holder” means a Person in whose name a Certificate representing a Trust Security is registered in the books and records of the Trust, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

“Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture” means the Floating Rate Junior Subordinated Indenture dated as of March 23, 2006 among the Company, Law Debenture Trust Company, as the indenture trustee and the Agent, as amended from time to time, governing the Debenture.

“Indenture Event of Default” has the meaning given to the term “Event of Default” specified in Article V of the Indenture.

“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501 under the Securities Act .

“Investment Company” means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940 or any statute successor thereto, in each case as amended from time to time.

 “Legal Action” has the meaning set forth in Section 3.6(h) hereof.

“LIBOR Determination Date” means, for any Distribution Period, the second day that is both a London Business Day and a New York Business Day immediately preceding the first day of such Distribution Period.

“Liquidation” has the meaning set forth in Section 8.2 hereof.

“List of Holders” has the meaning set forth in Section 2.2(a) hereof.

“London Business Day” means a day other than a Saturday or Sunday on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

“Majority in Liquidation Amount” means, except as provided by the Trust Indenture Act, Holder(s) of outstanding Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class (excluding any Trust Preferred Securities held by the Company or any of its Affiliates).

“Mandatory Deferral Event” has the meaning set forth in Section 3.11 of the Indenture.

“Officers’ Certificate” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person.  Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided herein shall include:

(a)                                  a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers’ Certificate;

(b)                                 a statement as to whether, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with;

(c)                                  a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

(d)                                 a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer on behalf of such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

provided, that the term “Officers’ Certificate”, when used with reference to Regular Trustees who are natural persons, shall mean a certificate signed by two of the Regular Trustees that otherwise satisfies the foregoing requirements.

“Parity Debt Securities” has the meaning set forth in Section 4.3(b) hereof.

“Parity Guarantees” has the meaning set forth in Section 4.3(b) hereof.

“Paying Agent” has the meaning set forth in Section 3.8(g) hereof.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, trust, unincorporated association, joint stock company, limited liability company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Pro Rata” means pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding.

“Property Account” has the meaning set forth in Section 3.8(c)(i) hereof.

“Property Trustee” means the Trustee meeting the eligibility requirements set forth in Section 6.3 hereof.

“Purchase Agreement” means that certain purchase agreement dated the date hereof by and among the Company, the Trust and the Purchaser.

“Purchaser” means General Motors Acceptance Corporation, pursuant to the Purchase Agreement.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Redemption Date” means, when used with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust or the terms of such Trust Security.

“Redemption Notice” has the meaning set forth in Section 7.4(a) hereof.

“Redemption Price” means such amount as each Trust Security would receive if all the assets then held by the Trust were paid in full in cash in accordance with their terms and the Trust was liquidated in accordance with its terms.

“Registration Rights Agreement” means that certain registration rights agreement dated the date hereof by and among the Corporation, the Trust and the Purchaser.

“Regular Trustee” means any Trustee other than the Property Trustee or the Delaware Trustee.

“Responsible Officer” means, with respect to the Property Trustee, any officer with direct responsibility for the administration of the Trust, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Securities Act” means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

“Security Register” has the meaning set forth in Section 7.7(a) hereof.

“Security Registrar” has the meaning set forth in Section 7.7(c) hereof.

“Special Event” has the meaning set forth in the Indenture.

“Sponsor” means the Person named as the “Sponsor” in the recitals hereto until a successor sponsor shall have become such pursuant to the applicable provisions of this Declaration of Trust, and thereafter “Sponsor” shall mean such successor sponsor.

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

“Successor Delaware Trustee” has the meaning set forth in Section 6.7(c) hereof.

“Successor Entity” has the meaning set forth in Section 3.14(b)(i) hereof.

“Successor Property Trustee” has the meaning set forth in Section 6.7(b) hereof.

“Successor Trust Preferred Securities” has the meaning set forth in Section 3.14(b)(i)(B) hereof.

“Super Majority” has the meaning set forth in Section 2.6(a)(ii) hereof.

 “10% in Liquidation Amount” means, except as provided by the Trust Indenture Act, Holder(s) of outstanding Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class (excluding any Trust Preferred Securities held by the Company or any of its Affiliates).

 “3-Month LIBOR” means, for each Distribution Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the LIBOR Determination Date for that

Distribution Period.  The term “Telerate Page 3750” means the display on Moneyline Telerate, Inc. on page 3750 or any successor service or page for the purpose of displaying the London interbank offered rates of major banks.

If 3-Month LIBOR cannot be determined as described above, the Calculation Agent shall select four major banks in the London interbank market.  The Calculation Agent shall request that the principal London offices of those four selected banks provide their offered quotations to prime banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date for that Distribution Period.  These quotations shall be for deposits in U.S. dollars for a three-month period.  Offered quotations shall be based on a principal amount equal to an amount that is representative of a single transaction in U.S. dollars in the market at the time.

If two or more quotations are provided, 3-Month LIBOR for the applicable Distribution Period shall be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the Calculation Agent shall select three major banks in New York City to provide their quoted rates at approximately 11 a.m. New York City time, on the LIBOR Determination Date for that Distribution Period.  The rates quoted shall be for loans in U.S. dollars, for a three-month period.  Rates quoted shall be based on a principal amount equal to an amount that is representative of a single transaction in U.S. dollars in the market at the time.  If three banks provide quotations, 3-Month LIBOR for the applicable Distribution Period shall be the arithmetic mean of the three quoted rates.  If fewer than three New York City banks selected by the Calculation Agent are quoting such rates, 3-Month LIBOR for the applicable Distribution Period shall be the same as for the immediately preceding Distribution Period.

3-Month LIBOR shall be rounded upward or downward, as appropriate, to the next higher or lower hundredth of a percentage point.

“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Department of the Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Trust” has the meaning set forth in the recitals hereto.

“Trust Common Securities” has the meaning set forth in Section 7.1(c)(ii) hereof.

“Trust Common Security Certificate” means a definitive certificate in fully registered form representing a Trust Common Security substantially in the form of Exhibit A-2 hereto.

“Trust Enforcement Event” means (a) a default by the Company in respect of any of its obligations under the Trust Guarantee or (b) an Indenture Event of Default.

“Trust Guarantee” means the Trust Guarantee Agreement dated as of March 23, 2006, entered into by the Company, as Guarantor, for the benefit of the Holders of the Trust Securities.

“Trust Indenture Act” means the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbb), as amended and as in effect on the date of this Declaration of Trust, except as provided in Section 11.1(b)(iv).

“Trust Preferred Securities” has the meaning set forth in Section 7.1(c)(i) hereof.

“Trust Preferred Security Certificate” means a definitive certificate in fully registered form representing a Trust Preferred Security substantially in the form of Exhibit A-1 hereto.

“Trust Securities” has the meaning set forth in Section 7.1(c)(ii) hereof.

“Trustee” or “Trustees” means each Person who has signed this Declaration of Trust as a trustee, so long as such Person shall continue as a trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

“U.S. Person” means a United States person as defined in Section 7701(a)(30) of the Code.

ARTICLE II

TRUST INDENTURE ACT

SECTION 2.1.                                                                    Trust Indenture Act; Application.

(a)                                  This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are referred to in this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

(b)                                 The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

(c)                                  If and to the extent that any provision of this Declaration of Trust conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

(d)                                 The application of the Trust Indenture Act to this Declaration shall not affect the Trust’s classification as a grantor trust for United States federal income tax purposes.

(e)                                  The Company and the Property Trustee shall not be required to comply with any provisions of this Declaration of Trust that refer to the Trust Indenture Act unless this Declaration of Trust shall have been qualified under the Trust Indenture Act.

SECTION 2.2.                                                                    Lists of Holders of Trust Securities.

(a)                                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) at least five Business Days prior to the date for payment of distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities (“List of Holders”) as of the record date relating to the payment of such distributions and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee therefor, a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust.  The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

(b)                                 The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3.                                                                    Reports by the Property Trustee.

The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.  If required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall, within sixty days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the debenture) deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a). The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4.                                                                    Periodic Reports to Property Trustee.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5.                                                                    Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act.  Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers’ Certificate.

SECTION 2.6.                                                                    Trust Enforcement Events: Waiver.

(a)                                  The Holders of a Majority in Liquidation Amount of Trust Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Trust Enforcement Event in respect of the Trust Preferred Securities and its consequences; provided, that if the underlying event of default:

(i)                                     is not waivable under the Indenture, the Trust Enforcement Event under this Declaration of Trust shall also not be waivable; or

(ii)                                  requires the consent or vote of the Holders of greater than a majority in principal amount of the holders of the Debenture (a “Super Majority”) to be waived under the Indenture, the Trust Enforcement Event under this Declaration of Trust may only be waived by the vote or written consent of the Holders of at least the same Super Majority in Liquidation Amount of the Trust Preferred Securities.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Trust Securities. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of Trust Enforcement Events with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Trust Enforcement Event with respect to the Trust Common Securities for all purposes of this Declaration of Trust without any further act, vote, or consent of the Holders of the Trust Common Securities.

(b)                                 The Holders of a Majority in Liquidation Amount of the Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Trust Enforcement Event with respect to the Trust Common Securities and its consequences; provided, that if the underlying event of default:

(i)                                     is not waivable under the Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under this Declaration of Trust as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration of Trust shall also not be waivable; or

(ii)                                  requires the consent or vote of the Holders of a Super Majority to be waived under the Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration of Trust as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration of Trust may only be waived by the vote or written consent of the Holders of at least the same Super Majority in Liquidation Amount of the Trust Common Securities;

provided, further, each Holder of Trust Common Securities shall be deemed to have waived any such Trust Enforcement Event and all Trust Enforcement Events with respect to the Trust Common Securities and its consequences until all Trust Enforcement Events with respect to the

Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events have been so cured, waived or otherwise eliminated, the Property Trustee shall be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities shall have the right to direct the Property Trustee in accordance with the terms of the Trust Securities.  The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a) (1) (A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration of Trust and the Trust Securities.  Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Common Securities or impair any right consequent thereon.

SECTION 2.7.                                                                    Trust Enforcement Event; Notice.

(a)                                  The Property Trustee shall, within 90 calendar days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term “defaults” for the purposes of this Section 2.7 being hereby defined to be defaults as defined in the Trust Guarantee or any Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, that except for a default in the payment of principal of (or premium, if any) or interest on the Debenture, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

(b)                                 The Property Trustee shall not be deemed to have knowledge of any default except any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration of Trust shall have actual knowledge.

ARTICLE III

ORGANIZATION

SECTION 3.1.                                                                    Name.

The Trust is named “Capmark Trust,” as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities, the Property Trustee and the Delaware Trustee. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2.                                                                    Office.

The address of the principal office of the Trust is c/o GMAC Commercial Holding Corp., 200 Witmer Road, Horsham, PA 19044. On ten Business Days’ written notice to the Holders of Trust Securities, the Property Trustee, the Delaware Trustee and the Regular Trustees may designate another principal office.

SECTION 3.3.                                                                    Purpose.

The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and to use the proceeds from such sale to acquire the Debenture and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4.                                                                    Authority.

(a)                                  Subject to the limitations provided in this Declaration of Trust and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration of Trust.

(b)                                 Except as expressly set forth in this Declaration of Trust and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

(c)                                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(iii), including any amendments thereto, shall be signed on behalf of the Trust by at least a majority of the Regular Trustees; and

(d)                                 A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6; provided, that such natural person is a U.S. Person.

SECTION 3.5.                                                                    Title to Property of the Trust.

Except as provided in Section 3.8 with respect to the Debenture and the Property Account or as otherwise provided in this Declaration of Trust, legal title to all assets of the Trust shall be vested in the Trust.  The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

SECTION 3.6.                                                                    Powers and Duties of the Regular Trustees.

The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

(a)                                  to establish the terms and form of the Trust Preferred Securities and the Trust Common Securities in the manner specified in Section 7.1(a) and issue and sell the Trust Preferred Securities and the Trust Common Securities in accordance with this Declaration of Trust; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Trust Common Securities; provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a one-time, simultaneous issuance of both Trust Preferred Securities and Trust Common Securities on the Closing Date;

(b)                                 in connection with the issue, sale and resale, if any, of the Trust Preferred Securities, at the direction of the Sponsor, to:

(i)                                     execute and enter into the Purchase Agreement, the Calculation Agency Agreement and the Registration Rights Agreement providing for the registration under the Securities Act of the resale of the Trust Preferred Securities, the Trust Guarantee and the Debenture, and perform the duties and obligations of the Trust thereunder;

(ii)                                  execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any state in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale; and

(iii)                               execute and file with the Commission a registration statement on Form S-1 or S-3, as the case may be, prepared by the Sponsor, pertaining to the resale of the Trust Preferred Securities, the Trust Guarantee and the Debenture including any amendments thereto.

(c)                                  to acquire the Debenture with the proceeds of the sale of the Trust Preferred Securities and the Trust Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debenture to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Trust Common Securities;

(d)                                 to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to a Special Event;

(e)                                  to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Trust Common Securities as to such actions and applicable record dates;

(f)                                    to give prompt written notice to the Holders of the Trust Securities of any notice received from the Company of the Company’s election not to make a current interest payment on the Debenture;

(g)                                 to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities or this Declaration of Trust;

(h)                                 to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (“Legal Action”), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

(i)                                     subject to Section 6.11, to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services to conduct only those services that the Regular Trustees have authority to conduct directly; provided, that such delegates are U.S. Persons.

(j)                                     to cause the Trust to comply with the Trust’s obligations under the Trust Indenture Act;

(k)                                  to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

(l)                                     to incur expenses that are necessary or incidental to carrying out any of the purposes of the Trust;

(m)                               to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

(n)                                 to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

(o)                                 to take any action, not inconsistent with this Declaration of Trust or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

(i)                                     causing the Trust not to be deemed to be an investment company required to be registered under the Investment Company Act;

(ii)                                  causing the Trust to be classified as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

(iii)                               cooperating with the Company to ensure that the Debenture will be treated as indebtedness of the Company for United States federal income tax purposes;

(p)                                 to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

(q)                                 to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor pursuant to Article IV hereof.

SECTION 3.7.                                                                    Prohibition of Actions by the Trust and the Trustees.

(a)                                  The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration of Trust. In particular, the Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to:

(i)                                     invest any proceeds received by the Trust as a result of holding the Debenture, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration of Trust and of the Trust Securities;

(ii)                                  acquire any assets other than as expressly provided herein;

(iii)                               possess Trust property for other than a purpose stated in Section 3.3 of this Declaration of Trust;

(iv)                              make any loans or incur any indebtedness or acquire any property other than the Debenture;

(v)                                 possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever, except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities;

(vi)                              issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities;

(vii)                           other than as provided in this Declaration of Trust or by the terms of the Trust Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will be classified as other than a grantor trust for United States federal income tax purposes;

(viii)                        take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes;

(ix)                                revoke any action authorized or approved by vote of the Holders of the Trust Preferred Securities; or

(x)                                   other than in connection with the liquidation of the Trust pursuant to a Special Event or upon redemption of all the Trust Securities, file a certificate of cancellation with respect to the Trust.

SECTION 3.8.                                                                    Powers and Duties of the Property Trustee and Agent.

(a)                                  The legal title to the Debenture shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Debenture shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debenture have been executed and delivered.

(b)                                 The Property Trustee shall not transfer its right, title and interest in the Debenture to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

(c)                                  The Paying Agent shall:

(i)                                     establish and maintain a segregated non-interest bearing trust account (the “Property Account”) in the name of and under the exclusive control of the Paying Agent on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds from the Company on the Debenture or on the Trust Guarantee, deposit such funds into the Property Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Trust Common Securities from the Property Account in accordance with Sections 7.2 and 8.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration of Trust. The Property Account shall be an account that is maintained with a banking institution authorized to exercise corporate trust powers and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority, and the rating on whose long term unsecured indebtedness is at least equal to the rating assigned to the Trust Preferred Securities by a “nationally recognized statistical rating organization,” within the meaning of Rule 436(g)(2) under the Securities Act; and

(ii)                                  engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Trust Common Securities if and when the Debenture is redeemed or matures; and

(iii)                               upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debenture to Holders of Trust Securities upon the occurrence of a Special Event.

(d)                                 The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration of Trust and the Trust Securities.

(e)                                  The Property Trustee shall take any Legal Action that arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or that arises out of or in connection with the Property Trustee’s duties and obligations under this Declaration of Trust or the Trust Indenture Act; provided however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the interest, principal or other required payment on Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a “Direct Action”) on or after the respective due date specified in the Debentures.

(f)                                    The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debenture and, if a Trust Enforcement Event occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as Holder of the Debenture subject to the rights of the Holders pursuant to the terms of such Trust Securities, including requiring the delivery of a Payment Notice to the Company upon written direction of Holders of a Majority in Liquidation Amount of the outstanding Trust Securities.

(g)                                 Subject to Section 7.7(a), the Property Trustee may authorize one or more Persons (each, a “Paying Agent”) to pay distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act.  Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

(h)                                 The Property Trustee shall continue to serve as a Trustee until either:

(i)                                     the Trust has been completely liquidated and the assets of the Trust available for distribution have been distributed to the Holders of Trust Securities pursuant to the terms of this Declaration of Trust or the Trust Securities; or

(ii)                                  a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.7.

(i)                                     Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9.                                                                    Certain Duties and Responsibilities of the Property Trustee.

(a)                                  The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust and no implied covenants shall be read into this Declaration of Trust against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b)                                 No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)                                     prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

(A)                              the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration of Trust and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust, and no implied covenants or obligations shall be read into this Declaration of Trust against the Property Trustee; and

(B)                                in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration of Trust;

(ii)                                  the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(iii)                               the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

(iv)                              no provision of this Declaration of Trust shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

(v)                                 the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debenture and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

(vi)                              the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debenture or the payment of any taxes or assessments levied thereon or in connection therewith;

(vii)                           the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor.  Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

(viii)                        the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10.                                                              Certain Rights of Property Trustee.

(a)                                  Subject to the provisions of Section 3.9:

(i)                                     the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

(ii)                                  any direction or act of the Sponsor or the Regular Trustees acting on behalf of the Trust contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers’ Certificate;

(iii)                               whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

(iv)                              the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

(v)                                 the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

(vi)                              the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any Holder unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Property Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;

(vii)                           the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

(viii)                        the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided, that such agent, custodian, nominee or attorney is a U.S. person as defined in Section 7701(a)(30) of the Code;

(ix)                                any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration of Trust, both of which shall be conclusively evidenced by the Property Trustee’s or its agent’s taking such action;

(x)                                   whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

(xi)                                except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

(xii)                             the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration of Trust;

(xiii)                          without prejudice to any other rights available to the Property Trustee under applicable law, when the Property Trustee incurs expenses or renders services in connection with a bankruptcy, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

(xiv)                         the Property Trustee shall not be charged with knowledge of a Trust Enforcement Event unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee received written notice of such event from Holders holding more than a Majority in Liquidation Amount of the Trust Preferred Securities; and

(xv)                            any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of such Securities, and the signature of the Property Trustee or one of its agents shall by itself be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration of Trust, both of which shall be conclusively evidenced by the Property Trustee’s or its agent’s taking such action.

(b)                                 No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11.                                                              Delaware Trustee and Regular Trustees.

(a)                                  The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Regular Trustees set forth herein.  The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Statutory Trust Act.  The duties (including fiduciary duties), liabilities and obligations of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware that the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Act, and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Delaware Trustee.

(b)                                 Except for the provisions of Article IX hereof, the Delaware Trustee and the Regular Trustees shall be entitled to all of the rights, protections and immunities under this Declaration of Trust and with respect to the Trust as the Property Trustee.

SECTION 3.12.                                                              Not Responsible for Recitals or Issuance of Trust Securities.

The recitals contained in this Declaration of Trust and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration of Trust or the Trust Securities.

SECTION 3.13.                                                              Duration of Trust.

The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have perpetual existence.

SECTION 3.14.                                                              Mergers.

(a)                                  The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.14(b) and (c).

(b)                                 The Trust may, at the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or leave its properties substantially as an entirety to a trust organized as such under the laws of any State of the United States; provided that:

(i)                                     if the Trust is not the survivor, such successor entity (the “Successor Entity”) either:

(A)                              expressly assumes all of the obligations of the Trust with respect to the Trust Securities; or

(B)                                substitutes for the Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the “Successor Trust Preferred Securities”) so long as the Successor Trust Preferred Securities rank the same as the Trust Preferred Securities rank with respect to distributions, assets and payments upon liquidation, redemption and otherwise;

(ii)                                  the Company expressly acknowledges as the Holder of the Debenture a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee;

(iii)                               such merger, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Trust Preferred Securities) to be downgraded by any “nationally recognized statistical rating organization” as defined by the Commission;

(iv)                              such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Preferred Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the Successor Entity);

(v)                                 such Successor Entity has a purpose identical to that of the Trust;

(vi)                              the Company guarantees the obligations of such Successor Entity under the Successor Trust Preferred Securities at least to the extent provided by the Trust Guarantee; and

(vii)                           prior to such merger, consolidation, amalgamation or replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

(A)                              such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Preferred Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the Successor Entity);

(B)                                following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Trust (or the Successor Entity) shall not be required to register as an investment company under the Investment Company Act; and

(C)                                following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Trust (or the Successor Entity) shall be classified as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes;

(viii)                        the Sponsor or any permitted successor or assignee owns all of the Trust Common Securities and guarantees the obligations of such Successor Entity under the Successor Trust Preferred Securities at least to the extent provided by the Trust Guarantee; and

(ix)                                such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

(c)                                  Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be treated as an association taxable as a corporation, or otherwise be taxable, for United States federal income tax purposes.

ARTICLE IV

SPONSOR

SECTION 4.1.                                                                       Responsibilities of the Sponsor.

In connection with the issue and sale of the Trust Preferred Securities, the Sponsor, as an agent of the Trust, shall have the exclusive right and responsibility to engage in the following activities, if applicable:

(a)                                  to negotiate the terms of a purchase agreement providing for the sale of the Trust Preferred Securities to the Purchaser;

(b)                                 to prepare for filing by the Trust with the Commission a registration statement, and any amendments thereto, on Form S-1 or Form S-3, as applicable, registering the Trust Preferred Securities, the Trust Guarantee and the Debenture; and

(c)                                  to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States.

SECTION 4.2.                       Payment of Trust, Trustee and Agent Expenses

(a)                                  Because the Trust is being formed solely to facilitate a direct investment in the Debenture, the Sponsor hereby agrees, at any time while the Property Trustee is the Holder of the Debenture, to pay all the expenses, debts and obligations (other than to Holders of Trust Securities) of the Trust, including, but not limited to, any liabilities arising under any applicable laws and any taxes (other than withholding taxes except as described below), duties, assessments or governmental charges of whatever nature imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust and the Property Trustee and Agent after paying such expenses, debts and obligations (other than to Holders of Trust Securities) shall be equal to the amounts the Trust, the Property Trustee and the Agent would have received had no such costs or expenses been incurred by or imposed on the Trust. The Sponsor shall be liable for and shall pay all such expenses, debt and obligations solely out of its own funds.  In the event that the Trust is unable to offset its withholding tax obligations against Distributions to the applicable Holder or beneficial owners, as provided by Section 10.4, the Sponsor shall be liable for, and reimburse the Trust for, such taxes.

(b)                                 The Sponsor agrees to indemnify the Property Trustee, the Delaware Trustee and the Agent for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee, the Delaware Trustee or the Agent, as the case may be, arising out of or in connection with the acceptance or administration of the Trust hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder.  The provisions of this Section 4.2(b) shall survive the resignation or removal of the Delaware Trustee, the Property Trustee or the Agent or the termination of the Declaration of Trust.

(c)                                  The foregoing obligations of the Sponsor are for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a “Creditor”), whether or not such Creditor has received notice thereof.  Any such Creditor may enforce such obligations of the Sponsor directly against the Sponsor, and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor.

SECTION 4.3.                                                                       Covenants of the Sponsor

(a)                                  The Sponsor shall, for so long as the Trust is in existence:  (i) maintain directly or indirectly 100% ownership of the Trust Common Securities, (ii) cause the Trust to remain a statutory trust and not to be voluntarily dissolved, wound up, liquidated or terminated, except as provided for in this Declaration of Trust, (iii) use its commercially reasonable efforts to assure that the Trust will not be an “investment company” for purposes of the Investment Company Act and (iv) take no action and not fail to take any action which action or failure would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

(b)                                 So long as any Trust Securities are outstanding, if (A) Distributions then due on the Trust Preferred Securities have not been paid in full on a compounded basis as of the most recent Distribution Payment Date, (B) an Indenture Event of Default has occurred and is continuing, (C) an optional deferral or a Mandatory Deferral Event with respect to interest payments on the Debenture has occurred and is continuing or (D) the Company is in default of any of its obligations under the Trust Guarantee, then, during such period, the Company shall not, nor shall it permit any subsidiary to:

(A)                              declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any capital stock of the Company;

(B)                                make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank on a parity with (“Parity Debt Securities”) or junior in interest to the Debenture; or

(C)                                make any guarantee payments with respect to any guarantee of the Company of the debt securities of any subsidiary of the Company if such guarantee ranks on a parity with (“Parity Guarantees”) or junior in interest to the Debenture;

provided, however, that the following shall be permitted:

(i)                                     dividends or distributions in the form of common stock of the Company;

(ii)                                  payments under the Trust Guarantee;

(iii)                               any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto;

(iv)                              the repurchase by the Company of its common stock or options to purchase its common stock upon any termination of employment or service (including, without limitation, due to death or disability) or pursuant to any other obligation to repurchase common stock, of an employee or director of, or other service provider having a relationship with, the Company or any of its Affiliates, granted under any of the Company’s equity incentive plans or related management stockholder’s agreements; and

(v)                                 payments of interest on any of the Parity Debt Securities or payments under any Parity Guarantees in respect of interest payments on debt securities of any subsidiary of the Company, in each case ratably and in proportion to the respective amount of (x) accrued and unpaid interest on such Parity Debt Securities or guaranteed by such Parity Guarantees, on the one hand, and (y) accumulated and unpaid Distributions (including compounded amounts) on the Trust Preferred Securities, on the other hand.

ARTICLE V

TRUST COMMON SECURITIES HOLDER

SECTION 5.1.                                                                       Company’s Purchase of Trust Common Securities.

On the Closing Date the Company shall purchase all of the Trust Common Securities issued by the Trust, for $1,000, at the same time as the Trust Preferred Securities are sold.

SECTION 5.2.                                                                       Covenants of the Trust Common Securities Holder.

For so long as the Trust Preferred Securities remain outstanding, the Company shall covenant (i) to maintain directly or indirectly 100% ownership of the Trust Common Securities, (ii) to cause the Trust to remain a statutory trust and not to voluntarily dissolve, wind up, liquidate, or be terminated, except as permitted by this Declaration of Trust, (iii) to use its commercially reasonable efforts to ensure that the Trust shall not be an investment company for purposes of the Investment Company Act and (iv) to take no action and not fail to take an action which action or failure would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

ARTICLE VI

TRUSTEES

SECTION 6.1.                                                                       Number of Trustees.

The number of Trustees initially shall be five, and:

(A)                              subject to Section 6.2, at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

(B)                                after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities (or, if there is only one Holder, by written instrument); provided, however, that the number of Trustees shall in no event be less than three; provided, further, that all Trustees shall be U.S. Persons and (1) if required by the Statutory Trust Act, one Trustee shall be the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Company; and (3) one Trustee shall be the Property Trustee for so long as this Declaration of Trust is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 6.2.                                                                       Delaware Trustee.

If required by the Statutory Trust Act, one Trustee (the “Delaware Trustee”) shall be:

(A)                              a natural person who is a resident of the State of Delaware; or

(B)                                if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee (in which case Section 3.11 shall have no application).

The initial Delaware Trustee shall be Deutsche Bank Trust Company Delaware.

SECTION 6.3.                                                                       Property Trustee; Eligibility.

(a)                                  There shall at all times be one Trustee that shall act as Property Trustee that shall:

(i)                                     not be an Affiliate of the Sponsor; and

(ii)                                  be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia banking authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

The initial Property Trustee shall be Law Debenture Trust Company of New York.

(b)                                 If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.7(d).

(c)                                  If the Property Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

(d)                                 Each of the Trust Guarantee and the Indenture shall be deemed to be specifically described in this Declaration of Trust for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 6.4.                                                                       Qualifications of Regular Trustees and Delaware Trustee Generally.

Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 6.5.                                                                       Regular Trustees.

(a)                                  The initial Regular Trustees shall be John F. Weaver, Marc A. Fox and Peter O’Hara.

(b)                                 Except as expressly set forth in this Declaration of Trust, and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

(c)                                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(iii), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees.

SECTION 6.6.                                                                       Delaware Trustee.

The initial Delaware Trustee shall be Deutsche Bank Trust Company Delaware.

SECTION 6.7.                                                                       Appointment, Removal and Resignation of Trustees.

(a)                                  Subject to Section 6.7(b), Trustees may be appointed or removed without cause at any time:

(i)                                     until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

(ii)                                  after the issuance of any Trust Securities, by vote of the Holders of a Majority in Liquidation Amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities (or, if there is only one Holder, by written instrument).

(b)                                 The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3 (a “Successor Property Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor.

(c)                                  The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

(d)                                 A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i)                                     No such resignation of the Trustee that acts as the Property Trustee shall be effective:

(A)                              until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

(B)                                until the Trust has been completely liquidated and the assets thereof distributed to the Holders of the Trust Securities; or

(C)                                until the assets of the Trust have been distributed to the Holders of the Trust Securities in connection with the liquidation of the Trust pursuant to a Special Event; and

(ii)                                  no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

(e)                                  The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.7.

(f)                                    If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 6.7 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

(g)                                 No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

SECTION 6.8.                                                                       Vacancies among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.7.

SECTION 6.9.                                                                       Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration of Trust.

SECTION 6.10.                                                                 Meetings.

If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration of Trust, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that a quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Notwithstanding the foregoing, any and all actions of the Regular Trustees may be taken by the unanimous written consent of all Regular Trustees.

SECTION 6.11.                                                                 Delegation of Power.

(a)                                  Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person at least the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6; including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; provided, that such person is a U.S. Person; and

(b)                                 the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein and provided, that such delegate is a U.S. person within the meaning of Section 7701(a)(30) of the Code.

SECTION 6.12.                                                                 Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder; provided, such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE VII

TERMS OF SECURITIES

SECTION 7.1.                                                                       General Provisions Regarding Securities.

Contemporaneously with the execution and delivery of this Declaration of Trust, the Regular Trustees, on behalf of the Trust, shall execute in accordance with Section 7.1(b), and the Property Trustee shall, pursuant to Section 7.1(b), authenticate and deliver to the Purchaser a Trust Preferred Security Certificate, registered in the name of the Purchaser, evidencing Trust Preferred Securities having an aggregate liquidation amount of $250,000,000, against receipt of the aggregate purchase price of such Trust Preferred Securities of $250,000,000, the consideration of such purchase which shall constitute a reduction in the amount of $250,000,000 in the aggregate amount of intercompany indebtedness otherwise owed by the Company to the Purchaser and its affiliates (other than the Company’s subsidiaries).

Contemporaneously with the execution and delivery of this Declaration of Trust, the Regular Trustees, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and the Property Trustee shall, pursuant to Section 7.1(b), authenticate and deliver to the Company a Trust Common Security Certificate, registered in the name of the Company, evidencing Trust Common Securities having an aggregate liquidation amount of $1,000, against receipt of the aggregate purchase price such Trust Common Securities of $1,000.

(a)                                  The Certificates shall be signed on behalf of the Trust by any Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be a Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of this Declaration of Trust any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

A Trust Security shall not be valid until authenticated by the manual signature of an Authorized Officer of the Property Trustee. Such signature shall be conclusive evidence that the Trust Security has been authenticated under this Declaration of Trust.

Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Trust Securities for original issue. The aggregate liquidation amount of Trust Securities outstanding at any time shall not exceed the number set forth in Section 7.1(a).

The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Securities; provided, that such authenticating agent is a U.S. Person. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration of Trust to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

(b)                                 The Regular Trustees shall on behalf of the Trust issue one class of preferred securities and one class of common securities, each representing undivided beneficial ownership interests in the assets of the Trust, as follows:

(i)                                     Trust Preferred Securities. Fifty Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $5,000,000 per Trust Preferred Security, are hereby designated for the purpose of identification only as Floating Rate Trust Preferred Securities (the “Trust Preferred Securities”).  The Trust Preferred Securities shall have an aggregate liquidation amount not greater than $250,000,000.  The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to this Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

(ii)                                  Trust Common Securities. $1,000 in Trust Common Securities of the Trust are hereby designated for the purposes of identification only as Trust Common Securities (the “Trust Common Securities” and, together with the Trust Preferred Securities, the “Trust Securities”). The Trust Common Security Certificate evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to this Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

(c)                                  The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Trust Common Securities.

(d)                                 The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Trust Common Securities except as otherwise provided in Section 7.2(f); provided, that if an Indenture Event of Default shall have occurred and be continuing, (i) no payment of any distribution on any of the Trust Common Securities shall be made unless payment in full in cash of the Distributions on all outstanding Trust Preferred Securities for all quarterly distribution periods, terminating on or prior thereto, shall have been made, except as otherwise provided in Section 7.2(f), and (ii) no payment on account of the redemption, liquidation or other acquisition of Trust Common Securities shall be made unless the full amount of the Redemption Price for all of the outstanding Trust Preferred Securities then called for redemption or, in the case of amounts payable upon liquidation of the Trust in accordance with Section 8.2 hereof, assets in an amount equal to the Redemption Price for all outstanding Trust Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full of, or the Redemption Price of, or all liquidation amounts on the Trust Preferred Securities then due and payable.

(e)                                  Upon issuance of the Trust Securities as provided herein, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable beneficial ownership interests in the assets of the Trust, subject to Section 9.1(b) with respect to the Trust Common Securities.

(f)                                    The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

(g)                                 Every Person, by virtue of having become a Holder or a beneficial owner of a Trust Preferred Security in accordance with the terms of this Declaration of Trust, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration of Trust and the terms of the Trust Securities and the Trust Guarantee.

(h)                                 The Holders of the Trust Securities shall have no preemptive rights.

SECTION 7.2.                                                                       Distributions.

(a)                                  Holders of Trust Securities shall be entitled to receive cumulative cash distributions at such times and in such amounts as the Trust receives cash payments from the Company on the Debenture or on the Trust Guarantee, in any event within two (2) Business Days of the Trust’s receipt of such cash payments.  If and to the extent that the Trust receives any such cash payments, the Trust shall and the Paying Agent is directed, to make a distribution of such cash payment on the Trust Preferred Securities and the Trust Common Securities on a Pro Rata basis, except as otherwise provided in Section 7.2(f).

(b)                                 Distributions on the Trust Securities shall be payable only to the extent that the Trust has funds available for the payment of such distributions in the Property Account.  Amounts available to the Trust for distribution to the Holders of the Trust Securities shall be limited to payments received by the Trust from the Company on the Debenture or on the Trust Guarantee. If the Property Trustee, as the holder of the Debenture for the benefit of the Holders of the Trust Securities, receives notice of any determination by the Company that it will defer interest on the Debenture, the Property Trustee shall give notice of such determination to the Holders promptly.

(c)                                  All distributions on the Trust Securities shall be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record dates shall be determined by the Regular Trustees and shall be at least one Business Day before the relevant payment dates.  All distributions shall be paid by the Property Trustee out of funds held in the Property Account for the benefit of the Holders of the Trust Securities. If distributions are not paid when scheduled because the Company has deferred interest on the Debenture, the accumulated distributions will be paid to the Holders of Trust Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Securities that corresponds to the payment date fixed by the Company with respect to the payment of deferred interest on the Debenture.

(d)                                 In the event that any date on which a distribution is payable is not a Business Day, payment of such distribution shall be made on the next succeeding day which is a Business Day unless such day falls in the next calendar month, in which case the distribution payment date shall be the immediately preceding Business Day.  Distributions will accumulate to the date that such distributions are actually paid.

(e)                                  In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Trust Securities.

(f)                                    In the event of the Company’s bankruptcy, liquidation or dissolution and if a Mandatory Deferral Event has been continuing for at least two years, notwithstanding anything to the contrary contained herein, for a period of five years commencing on the second anniversary of the Mandatory Deferral Event, any amount received in respect of interest (including Additional Interest) on the Debenture accumulating on Trust Securities from that date shall be paid as a distribution on the Trust Common Securities.

SECTION 7.3.                                                                       Redemption of Trust Securities.

(a)                                  Upon a redemption by the Company pursuant to the terms thereof of the Debenture by the Company, the proceeds from such redemption shall be simultaneously applied on a Pro Rata basis, except as otherwise provided in Section 7.1(e), to redeem Trust Securities having an aggregate liquidation amount equal to 100% of the principal amount of the Debenture so redeemed, at the Redemption Price on a Pro Rata basis.

(b)                                 On any date fixed for distribution of the Debenture upon dissolution of the Trust, (i) the Trust Securities shall no longer be deemed to be outstanding and (ii) certificates representing Trust Securities shall be deemed to represent their Pro Rata portion of the Debenture until such certificates are presented to the Sponsor or its agent for exchange for the Debenture.

(c)                                  Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Company or its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

SECTION 7.4.                                                                       Redemption Procedures.

(a)                                  Notice of any redemption of the Trust Securities (a “Redemption Notice”) shall be given by the Trust by mail to each Holder of Trust Securities to be redeemed not fewer than 30 nor more than 60 calendar days before the date fixed for redemption of the Debenture. For purposes of the calculation of the date of redemption and the date on which notices are given pursuant to this Section 7.4, a Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

(b)                                 In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Securities.

(c)                                  If Trust Securities are to be redeemed and the Trust gives a Redemption Notice (which notice shall be irrevocable), then the Property Trustee shall pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption Notice shall have been given and funds deposited as required, if applicable, then on the Redemption Date, distributions shall cease to accumulate on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities shall cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day, unless such day falls in the next calendar month, in which case the redemption payment date shall be the immediately preceding Business Day.  If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Trust Guarantee, distributions on such Trust Securities shall continue to accumulate at the then applicable rate from the original Redemption Date to the actual date of payment, in which case the actual payment date shall be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then on the Redemption Date all rights of Holders of such Trust Preferred Securities so called for redemption shall cease, except the right of the Holders to received the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Trust Preferred Securities shall not accumulate distributions or bear interest.

SECTION 7.5.                                                                       Voting and Enforcement Rights of Trust Preferred Securities.

(a)                                  Except as provided under Section 11.1 and this Article VII and as otherwise required by the Statutory Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Trust Preferred Securities shall have no voting rights.

(b)                                 Subject to Section 7.5(e), the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration of Trust, including the right to direct the Property Trustee, as Holder of the Debenture, to (i) consent to any amendment, modification, or termination of the Indenture where such consent shall be required or (ii) waive any Indenture Event of Default and its consequences that are waivable under this Declaration of Trust; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Trust Preferred Securities may direct the Property Trustee to declare the principal of and interest on the Debentures due and payable; provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Trust Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

(c)                                  If the Property Trustee fails to enforce its rights under the Debenture after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company to enforce the Property Trustee’s rights under the Debenture without first instituting any legal proceeding against the Property Trustee, the Trust or any other Person or entity.  In addition, if the Company has failed to make any required payment on the Debenture when due, then a Holder of Trust Preferred Securities may, to the fullest extent permitted by law, directly institute a proceeding against the Company for enforcement of payment with respect to the Debenture.

(d)                                 The Property Trustee shall notify all Holders of the Trust Preferred Securities of any notice of any Indenture Event of Default received from the Company with respect to the Debenture.  Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event.

(e)                                  In the event the consent of the Property Trustee, as the Holder of the Debenture, is required under the Indenture with respect to any amendment, modification, waiver or termination of the Indenture, the Property Trustee shall request the direction of the Holders of the Trust Preferred Securities with respect to such amendment, modification, waiver or termination and shall vote with respect to such amendment, modification, waiver or termination as directed by a Majority in Liquidation Amount of the Trust Preferred Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a majority of the holders of the aggregate principal amount of the Debenture, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Trust Preferred Securities.

(f)                                    A waiver of an Indenture Event of Default shall constitute a waiver of the corresponding Trust Enforcement Event.

(g)                                 Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

(h)                                 No vote or consent of the Holders of Trust Preferred Securities shall be required for the Trust to redeem and cancel Trust Preferred Securities in accordance with this Declaration of Trust.

(i)                                     Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned at such time by the Sponsor, any Regular Trustee or any of their Affiliates, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Preferred Securities were not outstanding; provided, however, that Persons otherwise eligible to vote to whom the Sponsor or any of its subsidiaries have pledged Trust Preferred Securities may vote or consent with respect to such pledged Trust Preferred Securities under any of the circumstances described herein.

(j)                                     Holders of the Trust Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Company, as the Holder of the Trust Common Securities.

SECTION 7.6.                                                                       Voting and Enforcement Rights of Trust Common Securities

(a)                                  Except as provided under Section 6.1, this Section 7.6, Section 11.1 or as otherwise required by the Statutory Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration of Trust, the Holders of the Trust Common Securities shall have no voting rights.

(b)                                 The Holders of the Trust Common Securities are entitled, in accordance with Sections 6.1(b) and 6.7(a) hereof, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c)                                  Subject to Section 2.6 hereof and only after all Trust Enforcement Events with respect to the Trust Preferred Securities have been cured, waived, or otherwise eliminated, the Holders of a Majority in Liquidation Amount of the Trust Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration of Trust, including the right to direct the Property Trustee, as Holder of the Debenture, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment, modification, or termination of the Indenture where such consent shall be required or (iii) waive any Indenture Event of Default and its consequences that are waivable under the Indenture, subject to Section 7.5(e).

(d)                                 If the Property Trustee fails to enforce its rights under the Debenture after a Holder of record of Trust Common Securities has made a written request (and is permitted to do so pursuant to Section 7.6(c)), such Holder of record of Trust Common Securities may, to the fullest extent permitted by law, directly institute a legal proceeding directly against the Company, to enforce the Property Trustee’s rights under the Debenture without first instituting any legal proceeding against the Property Trustee, the Trust or any other Person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Company to make any required payment when due on the Debenture, then a Holder of Trust Common Securities may, to the fullest extent permitted by law, directly institute a proceeding against the Company for enforcement of payment with respect to the Debenture.

(e)                                  A waiver of an Indenture Event of Default shall constitute a waiver of the corresponding Trust Enforcement Event.

(f)                                    Any required approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Common Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

(g)                                 No vote or consent of the Holders of the Trust Common Securities shall be required for the Trust to redeem and cancel Trust Common Securities in accordance with this Declaration of Trust.

(h)                                 Notwithstanding that Holders of Trust Common Securities are entitled to vote or consent under any of the circumstances described above, if Trust Common Securities are voting together with the Trust Preferred Securities as a single class, any of the Trust Common Securities that are owned at such time by the Sponsor or any of its Affiliates, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Common Securities were not outstanding; provided, however, that Persons otherwise eligible to vote to whom the Sponsor or any of its subsidiaries have pledged Trust Preferred Securities may vote or consent with respect to such pledged Trust Preferred Securities under any of the circumstances described herein.

SECTION 7.7.                                                                       Paying Agent and Security Registrar.

(a)                                  The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, (i) the Paying Agent’s office or agency where the Trust Preferred Securities may be presented for payment in the event that the Trust Preferred Securities are not in book-entry only form and (ii) an office or agency where the Trust Preferred Securities may be presented for registration of transfer or exchange (“Security Register”).

(b)                                 The Trust may appoint the Paying Agent and may appoint one or more additional paying agents’ in such other locations as it shall determine. The term “Paying Agent” includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration of Trust. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent.  Deutsche Bank Trust Company Americas shall initially act as Paying Agent for the Trust Preferred Securities and the Trust Common Securities.

(c)                                  The Security Register shall initially be kept at the corporate trust office of Deutsche Bank Trust Company Americas.  Subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Trust Preferred Securities and of transfers of Trust Preferred Securities.  Deutsche Bank Trust Company Americas shall initially act as Security Registrar (the “Security Registrar”) for the purpose of registering Trust Preferred Securities and transfers of Trust Preferred Securities as herein provided.

SECTION 7.8.                                                                       Transfer and Exchange of Trust Securities.

(a)                                  General.  (i)                                    Trust Securities may only be transferred or exchanged, in whole or in part, in accordance with the terms and conditions set forth in this Declaration of Trust and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration of Trust shall be null and void.

(ii)                                  At the option of the Holder, Trust Preferred Securities may be exchanged for other Trust Preferred Securities of any authorized denominations and of a like aggregate liquidation amount, upon surrender of the Trust Preferred Securities to be exchanged at such office or agency and pursuant to the rules of this Section 7.8.

(iii)                               The Purchaser shall not resell or otherwise transfer any Trust Preferred Securities or any interest therein prior to the date that is the earlier of (1) two years after the Closing Date or (2) three months after the Company has repaid the Bridge Loan Agreement.  In addition, unless and until the Trust Preferred Securities are sold pursuant to an effective registration statement, they may not be offered or sold unless such transaction is exempt from registration under the Securities Act.

(iv)                              The Trust Preferred Securities will be issued in fully registered form and in denominations of $5,000,000 or integral multiples thereof.  Any transfer, sale or other disposition of Trust Preferred Securities in an amount having an aggregate liquidation amount of less than $50,000,000 or any amount resulting in a Holder’s holding Trust Preferred Securities in an amount having an aggregate liquidation amount of less than $50,000,000 shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the holder of such Trust Preferred Securities for any purpose, including but not limited to the receipt of distributions on such Trust Preferred Securities; provided that in the event a partial redemption pursuant to Section 7.3 has occurred, each Holder may transfer the full aggregate liquidation amount that such Holder owns.

(b)                                 Transfer to Institutional Accredited Investors. Transfers that are not made pursuant to an effective registration statement may only be made to QIBs and Institutional Accredited Investors.  If a transfer is being make to an Institutional Accredited Investors, such

Institutional Accredited Investor shall provide the Company with the certificate substantially in the form of Exhibit B hereto and all other certificates, representation letters and opinions that the Company may request.

(c)                                  Legends.  The following legends will appear on the face of all Trust Preferred Security Certificates issued under this Declaration of Trust unless specifically stated otherwise in the applicable provisions of this Declaration of Trust.

(i)                                     Restrictive Legend.

Unless and until the Trust Preferred Securities are sold pursuant to an effective registration statement, the Trust Preferred Security Certificates shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (1) IN THE ABSENCE OF SUCH REGISTRATION OR (2) UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION.

(ii)                                  Additional Legend.

The Trust Preferred Security Certificates shall bear a legend in substantially the following form:

THIS SECURITY IS SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN SECTION 7.8(a) OF THE DECLARATION OF TRUST.

(d)                                 General Provisions Relating to Transfers and Exchanges.

(A)                              To permit registrations of transfers and exchanges, any Regular Trustee will execute on behalf of the Trust and the Property Trustee will authenticate Trust Preferred Security Certificates upon receipt of the written order of the Trust in accordance with Section 7.1(b) hereof or at the Security Registrar’s request.

(B)                                No service charge will be made to a Holder of a Trust Preferred Security Certificate for any registration of transfer or exchange, but the Trust or the Property Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

(C)                                All Trust Preferred Security Certificates issued upon any registration of transfer or exchange of Trust Preferred Security Certificates will be the valid obligations of the Trust, evidencing the same interests, and entitled to the same benefits under this Declaration of Trust, as the Trust Preferred Security Certificates surrendered upon such registration of transfer or exchange.

(D)                               Neither of the Security Registrar, the Trust or any Regular Trustee will be required:

(i)                                     to issue, to register the transfer of or to exchange any Trust Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Trust Preferred Securities for redemption under Section 7.4 hereof and ending at the close of business on the day of selection;

(ii)                                  to register the transfer of or to exchange any Trust Preferred Security selected for redemption in whole or in part, except the unredeemed portion of any Trust Preferred Security being redeemed in part; or

(iii)                               to register the transfer of or to exchange a Trust Preferred Security between a record date and the next succeeding Distribution Payment Date.

(E)                                 Prior to due presentment for the registration of a transfer of any certificate, the Trustees, any Securities Registrar or Paying Agent and the Trust may deem and treat the Person in whose name any certificate shall be registered on the books and records of the Trust as the absolute and sole Holder of such certificate and of the Trust Preferred Securities represented by such certificate for purposes of receiving distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Preferred Securities represented by such certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

(F)                                 The Property Trustee will authenticate Trust Preferred Security Certificates in accordance with the provisions of Section 7.1(b) hereof.

(G)                                All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 7.8 to effect a registration of transfer or exchange may be submitted by facsimile (with originals to follow by mail).

(H)                               The Trustees and the Trust shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration of Trust or under applicable law with respect to any transfer of any interest in any Certificate other than to make any required delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration of Trust, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 7.9.                                                                       Acceptance of Guarantee and Agreements.

Each Holder of Trust Preferred Securities and Trust Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Guarantee, including the subordination provisions therein.

SECTION 7.10.                                                                 Mutilated, Destroyed, Lost or Stolen Certificates.

If:

(A)                              any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

(B)                                there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Trustees, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.10, each of the Trustees or the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE VIII

DISSOLUTION AND LIQUIDATION OF THE TRUST

SECTION 8.1.                                                                       Dissolution and Termination of Trust.

(a)                                  The Trust shall dissolve upon the earliest of:

(i)                                     the bankruptcy of the Holder of Trust Common Securities or the Sponsor;

(ii)                                  the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(iii)                               the consent of the Regular Trustee and at least a Majority in Liquidation Amount of the Trust Securities, voting together as a single class, to file a certificate of cancellation with respect to the Trust;

(iv)                              the entry of a decree of judicial dissolution of the Sponsor or the Trust;

(v)                                 the time when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

(vi)                              upon the election by the Regular Trustees, following the occurrence and continuation of a Special Event; and

(vii)                           on March 23, 2046, if not earlier liquidated.

(b)                                 As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up and liquidation of the Trust pursuant to Section 3808(e) of the Statutory Trust Act, the Regular Trustees shall terminate the Trust at the expense of the Sponsor by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

(c)                                  The provisions of Section 3.9 and Article IX shall survive the termination of the Trust.

SECTION 8.2.                                                                       Liquidation Distribution Upon Dissolution and Termination of the Trust.

In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (a “Liquidation”), the Holders of the Trust Securities on the date of the Liquidation shall be entitled to receive all assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of the Trust’s liabilities and creditors in accordance with Section 3808(e) of the Statutory Trust Act on a Pro Rata basis, except as otherwise provided in Section 7.1(e) hereof.

ARTICLE IX

LIMITATION OF LIABILITY OF
HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

SECTION 9.1.                                                                       Liability.

(a)                                  Except as expressly set forth in this Declaration of Trust, the Trust Guarantee and the terms of the Trust Securities, the Sponsor and the Trustees shall not be:

(i)                                     personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities, which shall be made solely from assets of the Trust; or

(ii)                                  required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

(b)                                 Pursuant to Section 3803(a) of the Statutory Trust Act, the Holder of the Trust Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(c)                                  Pursuant to Section 3803(a) of the Statutory Trust Act the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2.                                                                       Exculpation.

(a)                                  No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration of Trust or by law, except that a Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

(b)                                 An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to Holders of Trust Securities might properly be paid.

SECTION 9.3.                                                                       Fiduciary Duty.

(a)                                  To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration of Trust shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

(b)                                 Unless otherwise expressly provided herein:

(i)                                     whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

(ii)                                  whenever this Declaration of Trust or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration of Trust or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

(c)                                  Notwithstanding any other provision of this Agreement or otherwise, whenever in this Declaration of Trust an Indemnified Person is permitted or required to make a decision:

(i)                                     in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and to the fullest extent permitted under applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

(ii)                                  in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration of Trust or by applicable law.

SECTION 9.4.                                                                       Indemnification.

(a)                                  To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(i)                                     The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any. threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

(ii)                                  To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably, incurred by him in connection therewith.

(iii)                               Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of the Trust Common Securities.

(iv)                              Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holder of the Trust Common Securities, that, based upon the facts known to the Regular Trustees, counsel or the Holder of the Trust Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holder of the Trust Common Securities reasonably determine that such Person deliberately breached his duty to the Holders of Trust Common Securities or the Holders of Trust Preferred Securities.

(v)                                 The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or Holders of the Trust Preferred Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

(vi)                              The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

(vii)                           For purposes of this Section 9.4(a), references to “the Trust” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

(viii)                        The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(b)                                 The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents (including, without limitation, the Agent) of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any loss, damage, claim, liability or expense including taxes (other than taxes based on the fees received by the Trustee for acting as such) incurred without negligence (or in the case of the Delaware Trustee, gross negligence) or bad faith on the part of such Fiduciary Indemnified Person arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration of Trust.

SECTION 9.5.                                                                       Outside Businesses.

Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, nor the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of Holders of, securities or other obligations of the Sponsor or its Affiliates.

ARTICLE X

ACCOUNTING AND TAX MATTERS

SECTION 10.1.                                                                 Fiscal Year.

The fiscal year (“Fiscal Year”) of the Trust shall be the calendar year, or such other year as is required by the Code or the Treasury Regulations.

SECTION 10.2.                                                                 Certain Accounting Matters; Returns and Information.

(a)                                  At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

(b)                                 Within 60 days after December 31 of each year, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

(c)                                  The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement required by the Code containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

(d)                                 The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3.                                                                 Banking.

The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debenture held by the Property Trustee shall be made directly to the Property Account, and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

SECTION 10.4.                                                                 Withholding.

The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder (or beneficial owner of Trust Securities), and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations.  The Regular Trustees shall file required forms with applicable jurisdictions and unless an exemption from withholding is properly established by a Holder or beneficial owner of Trust Securities, shall remit amounts withheld with respect to the Holder or beneficial owner to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder or beneficial owner, the amount withheld shall be deemed to be a distribution in the amount of the withholding to such Holder or beneficial owner. In the event of any claimed over-withholding, Holders or beneficial owners shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Trust may reduce subsequent distributions to such Holder or beneficial owner by the amount of such withholding.

SECTION 10.5.                                                                 Treatment as Grantor Trust for Federal Income Tax Purposes.

It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration of Trust shall be interpreted to further this intention of the parties.  Holders of Trust Securities by virtue of accepting delivery thereof agree that the arrangement created by this Declaration of Trust shall be treated as a grantor trust under Subpart E of the Code for United States federal income tax purposes and that the Trustees shall be authorized to take any action consistent with such treatment.  Neither the Trustee, nor any other Person shall make any election for the Trust to be treated as an association under Treas. Reg. § 301.7701-3 or take (or fail to take) any other action if such action or failure would be inconsistent with the treatment of the Trust as a grantor trust for United States federal income tax purposes.

ARTICLE XI

AMENDMENTS AND MEETINGS

SECTION 11.1.                                                            Amendments of this Declaration of Trust.

(a)                                  Except as otherwise provided in this Declaration of Trust or by any applicable terms of the Trust Securities, this Declaration of Trust may only be amended by a written instrument approved and executed by the Sponsor and:

(i)                                     the Regular Trustees (if there are more than two Regular Trustees, a majority of the Regular Trustees);

(ii)                                  the Property Trustee, if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and

(iii)                               the Delaware Trustee, if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

(b)                                 No amendment shall be made, and any such purported amendment shall be void and ineffective:

(i)                                     unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Trust Securities);

(ii)                                  unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an Officers’ Certificate from each of the Trust and Sponsor and opinion of counsel (who may be counsel to the Sponsor or the Trust), in each case stating that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Trust Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

(iii)                               to the extent the result of such amendment would be to:

(A)                              cause the Trust to fail to continue to be classified as a grantor trust for United States federal income tax purposes;

(B)                                reduce or otherwise adversely affect the rights, powers, duties, obligations or immunities of the Property Trustee in contravention of the Trust Indenture Act;

(C)                                cause the Trust to be deemed to be an “investment company” required to be registered under the Investment Company Act; or

(iv)                              unless it shall conform to any applicable requirements of Trust Indenture Act as then in effect.

(c)                                  Any amendment that would (i) change the amount or timing of any distribution of the Trust Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date, may be effected only with the approval of each of the Holders of the Trust Securities affected thereby (excluding any Trust Securities held by the Sponsor of any of its Affiliates).

(d)                                 Any amendment that would (i) adversely affect the rights, preferences or privileges of the Trust Securities, including any amendment of this Section 11.1, or (ii) provide for the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration of Trust, may be effected only with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Securities affected thereby (except in the case of an amendment affecting only Trust Common Securities, excluding any Trust Securities held by the Sponsor of any of its Affiliates); provided, that if any amendment or proposal referred to in clause (i) hereof would adversely affect only the Trust Preferred Securities or the Trust Common Securities, then only the affected class (excluding any Trust Preferred Securities held by the Sponsor of any of its Affiliates) shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities.

(e)                                  Section 9.1(c) shall not be amended without the consent of all of the Holders of the Trust Securities.

(f)                                    Article VI and the rights of the Holders of the Trust Common Securities under Article VI to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Trust Common Securities.

(g)                                 Notwithstanding Section 11.1(d), this Declaration of Trust may be amended by the Sponsor without the consent of the Holders of the Trust Securities to:

(i)                                     cure any ambiguity or to correct or supplement any provision in this Declaration of Trust that may be defective or inconsistent with any other provision of this Declaration of Trust;

(ii)                                  add to the covenants, restrictions or obligations of the Sponsor;

(iii)                               comply with the requirements of the Commission in order to effect or maintain qualification of this Declaration of Trust under the Trust Indenture Act or ensure that the Trust (A) is not required to register as an investment company under the Investment Company Act or (B) will be classified as a grantor trust for United States federal income tax purposes; or

(iv)                              modify, eliminate and add to any provision of this Declaration of Trust to such extent as may be deemed necessary or desirable by the Sponsor; provided, that such modification, elimination or addition does not have a material adverse effect on the rights, preferences or privileges of the Holders of the Trust Securities, the Property Trustee or the Agent.

SECTION 11.2.                                                            Meetings of the Holders of Trust Securities; Action by Written Consent.

(a)                                  Meetings of the Holders of any class of Trust Securities may be. called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration of Trust, the terms of the Trust Securities, the Statutory Trust Act or other applicable law. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

(b)                                 Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

(i)                                     notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Trust Securities.  Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

(ii)                                  each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were shareholders of a Delaware corporation;

(iii)                               each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

(iv)                              unless the Statutory Trust Act, this Declaration of Trust, the terms of the Trust Securities, the Trust Indenture Act otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE XII

REPRESENTATIONS OF PROPERTY TRUSTEE
AND DELAWARE TRUSTEE

SECTION 12.1.                                                                 Representations and Warranties of Property Trustee.

The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee’s acceptance of its appointment as Property Trustee that:

(A)                              the Property Trustee is duly organized, validly existing .and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust;

(B)                                the Property Trustee satisfies the requirements set forth in Section 6.3;

(C)                                the execution, delivery and performance by the Property Trustee of the Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration of Trust has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

(D)                               the execution, delivery and performance of the Declaration of Trust by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws (or other similar organizational documents) of the Property Trustee;

(E)                                 no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration of Trust; and

(F)                                 the Property Trustee, pursuant to this Declaration of Trust, shall hold legal title to, and a valid ownership interest on behalf of the Holders of the Trust Securities, in the Debenture and agrees that, except as expressly provided or contemplated by this Agreement, it shall not create, incur or assume, or suffer to exist any mortgage, pledge, hypothecation, encumbrance, lien or other charge or security interest upon the Debenture.

SECTION 12.2.                                                                 Representations and Warranties of Delaware Trustee.

The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

(A)                              The Delaware Trustee is duly organized, validly existing .and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust.

(B)                                The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration of Trust. The Declaration of Trust under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

(C)                                No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration of Trust.

(D)                               The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.1.                                                                 Notices.

All notices provided for in this Declaration of Trust shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

(A)                              if given to the Trust, in care of the Regular Trustees at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

c/o GMAC Commercial Holding Corp.

200 Witmer Road
Horsham, PA 19044

Attention:  Peter O’Hara

Facsimile:  (215) 328-1316

(B)                                if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the other Trustees):

Deutsche Bank Trust Company Delaware
1011 Centre Road, Suite 200

Wilmington, DE 19805

Attention: Elizabeth B. Ferry

Facsimile: (302) 636-3399

(C)                                if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities and the other Trustee)

(D)                               if given to the Agent, at the mailing address set forth below (or such other address as the Agent may give notice of to the other Agent):

Deutsche Bank National Trust Company

for Deutsche Bank Trust Company Americas

25 DeForest Avenue

Second Floor, MS SUM01-0105

Summit, NJ 07901

Attention: Trust & Securities Services.

(E)                                 if given to the Holder of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Trust Common Securities may give notice of to the Trust):

GMAC Commercial Holding Corp.

200 Witmer Road
Horsham, PA 19044

Attention: Chief Financial Officer

Facsimile: (215) 328-1316

(F)                                 if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 13.2.                                                                 Governing Law.

This Declaration of Trust and the rights of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 13.3.                                                                 Headings.

Headings contained in this Declaration of Trust are inserted for convenience of reference only and do not affect the interpretation of this Declaration of Trust or any provision hereof.

SECTION 13.4.                                                                 Successors and Assigns.

Whenever in this Declaration of Trust any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration of Trust by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 13.5.                                                                 Partial Enforceability.

If any provision of this Declaration of Trust, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration of Trust, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 13.6.                                                                 Counterparts.

This Declaration of Trust may contain more than one counterpart of the signature page and this Declaration of Trust may be executed by the affixing of the signature of each of the Trustees and a duly Authorized Officer of the Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, each of the undersigned has caused these presents to be executed as of the day and year first above written.

/s/ JOHN F. WEAVER
JOHN F. WEAVER,
as Regular Trustee

/s/ MARC A. FOX
MARC A. FOX,
as Regular Trustee

/s/ PETER O'HARA
PETER O’HARA,
as Regular Trustee

LAW DEBENTURE TRUST COMPANY OF NEW YORK,
as Property Trustee

By:	/s/ PATRICK J. HEALY
Name: PATRICK J. HEALY
Title: Vice President

DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Delaware Trustee

By:	/s/ BRUCE HERD
Name: BRUCE HERD
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Agent

By:	/s/ RICHARD L. BUCKWALTER
Name: RICHARD L. BUCKWALTER
Title: Vice President

By:	/s/ ANNIE JAGHATSPANYAN
Name: ANNIE JAGHATSPANYAN
Title: Assistant Vice President

GMAC COMMERCIAL HOLDING CORP.,
as Sponsor

By:	/s/ CATHERINE M. JACKSON
Name: CATHERINE M. JACKSON
Title: Senior Vice President

EXHIBIT A-1

FORM OF TRUST PREFERRED SECURITY CERTIFICATE

[Intentionally left blank]

PS-1

No.

Certificate Evidencing Trust Preferred Securities

of

CAPMARK TRUST

Floating Rate Trust Preferred Securities
(Liquidation Amount $5,000,000 per Trust Preferred Security)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (1) IN THE ABSENCE OF SUCH REGISTRATION OR (2) UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION.

THIS SECURITY IS SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN SECTION 7.8(a) OF THE DECLARATION OF TRUST.

CAPMARK TRUST, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that General Motors Acceptance Corporation (the “Holder”) is the registered owner of FIFTY (50) preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Trust Preferred Securities (liquidation amount $5,000,000 per security) (the “Trust Preferred Securities”). The Trust Preferred Securities are, subject to Section 7.8(a) of the Amended and Restated Declaration of Trust dated as of March 23, 2006, as the same may be amended from time to time (the “Declaration of Trust”), transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Declaration of Trust. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Trust Guarantee to the extent provided therein. Each Holder of a Trust Preferred Security, by acceptance of this Certificate and each Certificate owner, by acquisition of a beneficial interest in a Certificate, agrees to treat the Debenture as indebtedness for United States federal income tax purposes.  The Sponsor shall provide a copy of the Declaration of Trust and the Trust Guarantee to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

A1-2

IN WITNESS WHEREOF, the Trust has executed this certificate this 23rd day of March, 2006.

CAPMARK TRUST

Name: Peter O’Hara, not in his individual capacity but solely as Regular Trustee

(See reverse for additional terms)

A1-3

CERTIFICATE OF AUTHENTICATION

This is the Trust Preferred Security described in the within-mentioned Declaration of Trust.

LAW DEBENTURE TRUST COMPANY OF
NEW YORK,
as Property Trustee

By:
Authorized Officer

A1-4

[FORM OF REVERSE OF SECURITY]

Holders of Trust Preferred Securities shall be entitled to receive cumulative cash distributions at such times and in such amounts as the Trust receives cash payments from the Company on the Debenture or on the Trust Guarantee.  Distributions on the Trust Preferred Securities shall be payable only to the extent that the Trust has funds available for the payment of such distributions in the Property Account.  If and to the extent that the Company makes a payment on the Debenture held by the Property Trustee or under the Trust Guarantee, the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of such amounts to Holders; provided, however, that if on any date on which amounts are payable on distribution or redemption an Indenture Event of Default shall have occurred and be continuing, no payment of any Redemption Price of any of the Trust Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Trust Common Securities, shall be made unless payment in full in cash of all Distributions on all of the outstanding Trust Preferred Securities for all quarterly distribution periods, terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Trust Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the Redemption Price of, the Trust Preferred Securities then due and payable.

Except as otherwise described herein, distributions on the Trust Preferred Securities shall be cumulative, shall accumulate from the date of initial issuance and shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2006, if, as and when available for payment by the Property Trustee. Distributions shall be payable to the Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the relevant record dates, which shall be the date determined by the Regular Trustees and shall be at least one Business Day before the relevant distribution payment dates. If distributions are not paid when scheduled, the accumulated distributions will be paid to the Holders of Trust Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Securities that corresponds to the payment date fixed by the Company with respect to the payment of deferred interest on the Debenture.  In the event that any date on which distributions are payable is not a Business Day, payment of such distribution shall be made on the next succeeding day which is a Business Day unless such day falls in the next calendar month, in which case the distribution payment date shall be the immediately preceding Business Day.  Payments of accumulated distributions shall be payable to Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Preferred Securities which corresponds to the payment date fixed by the Company with respect to the payment of deferred interest on the Debenture.

In the event of the Company’s bankruptcy, liquidation or dissolution and if a Mandatory Deferral Event has been continuing for at least two years, notwithstanding anything to the contrary contained herein, for a period of five years commencing on the second anniversary of the Mandatory Deferral Event, any amount received in respect of interest (including Additional Interest) on the Debenture accumulating on Trust Securities from that date shall be paid as a distribution on the Trust Common Securities.

A1-5

The Trust Preferred Securities shall be redeemable as provided in the Declaration of Trust.

The Holder of this Trust Preferred Security, by its acceptance hereof, agrees that the arrangement created by the Declaration of Trust shall be treated as a grantor trust for federal income tax purposes and to take no action inconsistent with the treatment of the Trust Preferred  Securities as undivided beneficial interest in the assets of the Trust.

A1-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

A1-7

EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

[Intentionally left blank]

CS-1

Certificate Evidencing Trust Common Security

of

CAPMARK TRUST

Trust Common Security
(Liquidation Amount $1,000 per Trust Common Security)

CAPMARK TRUST, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that GMAC Commercial Holding Corp., a Nevada corporation (the “Holder”) is the registered owner of ONE (1) common security of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Trust Common Security (liquidation amount $1,000 per security) (the “Trust Common Security”). The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Common Security represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 23, 2006, as the same may be amended from time to time (the “Declaration of Trust”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Trust Guarantee to the extent provided therein.  Each Holder of a Trust Common Security, by acceptance of this Certificate, agrees to treat the Debenture as indebtedness for United States federal income tax purposes.  The Sponsor shall provide a copy of the Declaration of Trust and the Trust Guarantee to a Holder without charge upon written request to the Sponsor at its principal place of business. THE TRUST COMMON SECURITY IS TRANSFERABLE ON THE BOOKS AND RECORDS OF THE TRUST ONLY IN ACCORDANCE WITH THE TERMS OF THE DECLARATION OF TRUST.

Upon receipt of this certificate, the Sponsor is bound by the Declaration of Trust and is entitled to the benefits thereunder.

A2-2

IN WITNESS WHEREOF, the Trust has executed this certificate this 23rd day of March, 2006.

CAPMARK TRUST

Name: Peter O’Hara, not in his individual capacity but solely as Regular Trustee

(See reverse for additional terms)

A2-3

CERTIFICATE OF AUTHENTICATION

This is the Trust Common Security described in the within-mentioned Declaration of Trust.

LAW DEBENTURE TRUST COMPANY OF NEW YORK,
as Property Trustee

By:
Authorized Officer

A2-4

[FORM OF REVERSE OF SECURITY]

Holders of Trust Common Securities shall be entitled to receive cumulative cash distributions at such times and in such amounts as the Trust receives cash payments from the Company on the Debenture or on the Trust Guarantee.  Distributions on the Trust Common Securities shall be payable only to the extent that the Trust has funds available for the payment of such distributions in the Property Account. If and to the extent that the Company makes a payment on the Debenture held by the Property Trustee or under the Trust Guarantee, the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of such amounts to Holders; provided, however, that if on any date on which amounts are payable on distribution or redemption an Indenture Event of Default shall have occurred and be continuing, no payment of any Redemption Price of any of the Trust Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Trust Common Securities, shall be made unless payment in full in cash of all Distributions on all of the outstanding Trust Preferred Securities for all quarterly distribution periods, terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Trust Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the Redemption Price of, the Trust Preferred Securities then due and payable.

Except as otherwise described herein, distributions on the Trust Common Securities shall be cumulative, shall accumulate from the date of initial issuance and shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2006, if, as and when available for payment by the Property Trustee. Distributions shall be payable to the Holders of record of Trust Common Securities as they appear on the books and records of the Trust on the relevant record dates, which shall be one Business Day prior to the relevant distribution payment dates. If distributions are not paid when scheduled, the accumulated distributions will be paid to the Holders of Trust Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Securities that corresponds to the payment date fixed by the Company with respect to the payment of deferred interest on the Debenture.  In the event that any date on which distributions are payable is not a Business Day, payment of such distribution shall be made on the next succeeding day which is a Business Day unless such day falls in the next calendar month, in which case the distribution payment date shall be the immediately preceding Business Day.  Payments of accumulated distributions shall be payable to Holders of record of Trust Common Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Common Securities which corresponds to the payment date fixed by the Company with respect to the payment of deferred interest on the Debenture.

In the event of the Company’s bankruptcy, liquidation or dissolution and if a Mandatory Deferral Event has been continuing for at least two years, each Holder of a Trust Security, by its acceptance thereof, agrees, that, notwithstanding anything to the contrary contained herein, for a period of five years commencing on the second anniversary of the Mandatory Deferral Event, any amount received in respect of interest (including Additional Interest) on the Debenture accumulating on Trust Securities from that date shall be paid as a distribution on the Trust Common Securities.

A2-5

The Trust Common Securities shall be redeemable as provided in the Declaration of Trust.

The Holder of this Trust Common Security, by its acceptance hereof, agrees that the arrangement created by the Declaration of Trust shall be treated as a grantor trust for federal income tax purposes and to take no action inconsistent with the treatment of the Trust Common  Securities as undivided beneficial interest in the assets of the Trust.

A2-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Trust Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Trust Common Security Certificate)

A2-7

EXHIBIT B

FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

 [Intentionally left blank]

FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

                    , [     ]

Law Debenture Trust Company of New York, as Trustee
767 Third Avenue

Thirty First Floor

New York, NY 10017

Attention: Corporate Trust Administration

Capmark Trust
c/o GMAC Commercial Holding Corp.
200 Witmer Road
Horsham, PA 19044
Attention: Peter O’Hara

Re:                               Purchase of $            liquidation amount of Floating Rate Trust Preferred Securities (the “Trust Preferred Securities”) issued by Capmark Trust (the “Trust”) pursuant to the Amended and Restated Declaration of Trust by and among the Corporation, as Sponsor, Law Debenture Trust Company of New York, as Property Trustee, Deutsche Bank Trust Company Delaware, as Delaware Trustee, Deutsche Bank Trust Company Americas, as Agent and John F. Weaver, Marc A. Fox and Peter O’Hara, as Regular Trustees, dated as of March 23, 2006 (the “Declaration of Trust”).

Ladies and Gentlemen:

In connection with our purchase of the Trust Preferred Securities, we confirm that:

(a)                                  We understand that the Trust Preferred Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Trust Preferred Securities that, if we decide to offer, sell or otherwise transfer any such Trust Preferred Securities, (i) such offer, sale or transfer will be made only (a) to the Company, (b) to a person we reasonably believe is a “qualified institutional buyer” (a “QIB”) (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) to an institutional “accredited investor” within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Trust Preferred Securities for its own account, or for the account of such an “accredited investor,” for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, or (d) pursuant to an effective registration statement under the Securities Act.  The foregoing restrictions on resale will not apply subsequent to the date on which, in the written opinion of counsel, the Trust Preferred Securities are not “restricted securities” within the meaning of Rule 144 under the Securities Act. If any resale or other transfer of the Trust

Preferred Securities is proposed to be made pursuant to clause (c) above, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Securities Registrar.  We understand that the certificates for any Security that we receive will bear a legend substantially to the effect of the foregoing.

(b)                                 We are an “accredited investor” within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an “accredited investor,” and we are acquiring the Trust Preferred Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Trust Preferred Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

(c)                                  We are acquiring the Trust Preferred Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Trust Preferred Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

(d)                                 We are acquiring Trust Preferred Securities having an aggregate liquidation amount of not less than $50,000,000 for our own account and for each separate account for which we are acting.  The Trust Preferred Securities shall not be transferable in amounts of less than $50,000,000 aggregate liquidation amount; provided that in the event that a partial redemption of Trust Preferred Securities pursuant to Section 7.3 of the Declaration of Trust has occurred, we may transfer the full aggregate liquidation amount of Trust Preferred Securities that we own.

(e)                                  We acknowledge that the Trust and GMAC Commercial Holding Corp. (the “Company”) and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by our purchase of any of the Trust Preferred Securities are no longer accurate, we shall promptly notify the Trust and the Company. If we are acquiring any as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreement on behalf of each such investor account.

(Name of Purchaser)

By:

Date:

C-2

Upon transfer, the Trust Preferred Securities (having a liquidation amount of $                          ) would be registered in the name of the new owner as follows.

Name:

Address:

Taxpayer ID Number:

C-3